UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2007

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-33872	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street, Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-147172 and 333-147172-02) filed by Susquehanna Bancshares, Inc. (“Susquehanna”) and Susquehanna Capital I (“Capital I”) with the Securities and Exchange Commission. On December 12, 2007, Capital I issued its 9.375% Capital Securities (the “Trust Issuance”) and used the proceeds from such issuance, together with the proceeds of the issuance of its Common Securities, to purchase 9.375% Capital Efficient Notes from Susquehanna (the “Company Issuance”). The purpose of this Current Report is to file with the Securities and Exchange Commission (i) the Amended and Restated Trust Agreement and the Guarantee Agreement relating to the Trust Issuance, (ii) the Supplemental Indenture and the 9.375% Capital Efficient Note, relating to the Company Issuance, (iii) the Replacement Capital Covenant relating to the Trust Issuance and the Company Issuance, (iv) the opinion of Morgan, Lewis & Bockius LLP relating to the Company Issuance, (v) the opinion of Richards, Layton & Finger, P.A. relating to the Trust Issuance and (vi) the opinion of Simpson Thacher & Bartlett LLP, Susquehanna’s special tax counsel, relating to certain tax matters.

(d) Exhibits.

Exhibit Number	Exhibit Title
4.1	Amended and Restated Trust Agreement, dated as of December 12, 2007, among Susquehanna, The Bank of New York, The Bank of New York (Delaware), the Administrative Trustees named therein and the Holders.

4.2	Guarantee Agreement between Susquehanna and The Bank of New York, as trustee, dated December 12, 2007.

4.3	Supplemental Indenture between Susquehanna and The Bank of New York, as trustee, dated December 12, 2007.

4.4	9.375% Capital Efficient Note.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

5.2	Opinion of Richards Layton & Finger, P.A., Delaware counsel.

8.1	Opinion of Simpson Thacher & Bartlett LLP, special tax counsel.

99.1	Replacement Capital Covenant, dated as of December 12, 2007, executed by Susquehanna.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.
(Registrant)

By:	/s/ Drew K. Hostetter
Drew K. Hostetter
Executive Vice President, Treasurer & Chief Financial Officer

Dated: December 12, 2007

Exhibit Index

Exhibit Number	Exhibit Title
4.1	Amended and Restated Trust Agreement, dated as of December 12, 2007, among Susquehanna, The Bank of New York, The Bank of New York (Delaware), the Administrative Trustees named therein and the Holders.

4.2	Guarantee Agreement between Susquehanna and The Bank of New York, as trustee, dated December 12, 2007.

4.3	Supplemental Indenture between Susquehanna and The Bank of New York, as trustee, dated December 12, 2007.

4.4	9.375% Capital Efficient Note.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

5.2	Opinion of Richards Layton & Finger, P.A., Delaware counsel.

8.1	Opinion of Simpson Thacher & Bartlett LLP, special tax counsel.

99.1	Replacement Capital Covenant, dated as of December 12, 2007, executed by Susquehanna.